Related Parties	12 Months Ended
Mar. 31, 2019
Disclosure Of Transactions Between Related Parties [Abstract]
Related Parties
28.	Related parties

Key management personnel compensation

Key management personnel are those persons having the authority and responsibility for planning, directing and controlling activities of the entity, directly or indirectly. The key management personnel of the Company are the members of the Company’s executive management team and Board of Directors, who control approximately 2% of the outstanding shares of the Company. Compensation provided to key management is as follows:

	March 31,	March 31,
	2019	2018

Short-term employee benefits	$5,137	$3,746
Share-based compensation	19,104	5,786

	$24,241	$9,532

Related party transactions

On November 16, 2018, the Company acquired two previously leased facilities from a company controlled by a former director of the Company for cash proceeds of $31,281, including $1,454 to repay the loan to the director’s company. The director resigned from the Company’s Board on November 1, 2018 following the previously discussed investment by CBI. The basis for the consideration paid was supported by independent appraisals of the properties. The Company continues to lease one Toronto facility from the director’s company. The Toronto facility leases had original expiration dates on October 15, 2018 and August 31, 2024 and the Edmonton facility lease was to expire on July 31, 2037. One of the Toronto facilities and the Edmonton facility were purchased on November 16, 2018. Included in the expenses for the year ended March 31, 2019 for rent and operating costs was $1,259 (for the year ended March 31, 2018 - $2,686).

The Company has entered into cannabis offtake agreements with certain of its equity method investees (Note 11) and entities in which it holds equity or other financial instruments (Note 12). These agreements are in the normal course of operations and will be measured at the exchange amounts agreed to by the parties.